NATIONWIDE VARIABLE INSURANCE TRUST

American Funds NVIT Growth Fund
American Funds NVIT Global Growth Fund
American Funds NVIT Growth-Income Fund
American Funds NVIT Asset Allocation Fund
American Funds NVIT Bond Fund

Supplement dated October 12, 2016
to the Prospectus dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

American Funds NVIT Asset Allocation Fund (the "Fund")

Effective immediately, the Prospectus, as it relates solely to the Fund, is amended as follows:

1.	The table under the section "Portfolio Managers" on page 17 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers	Title	Length of Service
Alan N. Berro	Partner – Capital World Investors, a division of Capital Research	Since 2000
Jeffrey T. Lager	Partner – Capital World Investors, a division of Capital Research	Since 2007
James R. Mulally	Partner – Capital Fixed Income Investors, a division of Capital Research	Since 2006
David A. Daigle	Partner – Capital Fixed Income Investors, a division of Capital Research	Since 2009
J. David Carpenter	Partner – Capital World Investors, a division of Capital Research	Since 2013
John R. Queen	Vice President – Capital Fixed Income Investors, a division of Capital Research	Since 2016

2.	The following supplements the information under the heading "Master Asset Allocation Fund Team Members" on page 38 of the Prospectus:

John R. Queen is a Vice President of Capital Fixed Income Investors. Mr. Queen has been employed in the investment management area of Capital Research or its affiliates for the past 13 years. Mr. Queen has been a fixed income portfolio manager for the American Asset Allocation Fund for 1 year.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE